UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2016

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

641 Lynnhaven Parkway, Virginia Beach, VA 23452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Hampton Roads Bankshares, Inc. (the “Company”), the holding company for The Bank of Hampton Roads ("BOHR"), issued a press release today regarding financial results for the fourth quarter and full year of 2015, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As noted in Item 2.02, the Company issued a press release regarding its financial results, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in Item 2.02 above and this Item 7.01, including that which is incorporated by reference, is being furnished to the Securities and Exchange Commission (the “SEC”). Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Ex. 99.1 Press Release, dated March 24, 2016, announcing Hampton Roads Bankshares, Inc.’s fourth quarter and full year of 2015 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: March 24, 2016	By:	/s/ Thomas B. Dix III
Thomas B. Dix III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.1	Press Release, dated March 24, 2016, announcing Hampton Roads Bankshares, Inc.’s fourth quarter and full year of 2015 financial results.